Monumental letterhead

September 6, 2013

Via EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-0506

Re:	Separate Account VL E
File No.811-04733, CIK 0000796524
Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Fidelity Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on 8/28/2013, Fidelity Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000356494).

To the extent necessary, this filing is incorporated herein by reference.

Sincerely,

/s/ William H. Geiger
William H. Geiger
Corporate Counsel and Group Vice President- Compliance

cc: Priscilla Hechler
Gayle A. Morden